Exhibit 99.3 Strategic Update January 19, 2021 0 0Exhibit 99.3 Strategic Update January 19, 2021 0 0

2020 Financial Highlights 1 1 Net Revenues EPS ROE ROTE 2020 $44.6bn 2020 $24.74 2020 11.1% 2020 11.8% 4Q $11.7bn 4Q $12.08 4Q 21.1% 4Q 22.5% Highlights Highest FY net revenues since 2009 Record Assets Under Supervision 2 #1 in Announced and Completed M&A Highest Global Markets net revenues since 2010 2 #1 in Equity and equity-related offerings Record 4Q net revenues and strong momentum going into 2021 1 12020 Financial Highlights 1 1 Net Revenues EPS ROE ROTE 2020 $44.6bn 2020 $24.74 2020 11.1% 2020 11.8% 4Q $11.7bn 4Q $12.08 4Q 21.1% 4Q 22.5% Highlights Highest FY net revenues since 2009 Record Assets Under Supervision 2 #1 in Announced and Completed M&A Highest Global Markets net revenues since 2010 2 #1 in Equity and equity-related offerings Record 4Q net revenues and strong momentum going into 2021 1 1

Steady Progress Towards Our Medium-Term Goals

	Medium-Term Targets[1]	2020 Progress
Profitability	>13% ROE >14% ROTE	■ 11.1% ROE *(+390bps ex-litigation)* ■ 11.8% ROTE[2] *(+410bps ex-litigation)*
Funding Optimization	$100bn in deposit growth $1.0bn in revenues	■ $70bn raised across channels ■ Limited progress due to rate environment
Efficiency & Expenses	~60% efficiency ratio $1.3bn expense plan	■ 65.0% efficiency ratio *(-760bps ex-litigation)* ■ Achieved approximately half of $1.3bn expense plan
Capital	13-13.5% CET1 ratio	■ Well positioned with CET1 ratio of 14.7% ■ Sold or announced $4bn of private equity sales to reduce capital intensity

We remain committed to our medium- and long-term targets

2

Reaffirmed Strategic Direction Grow and Strengthen Diversify our Products Operate More Existing and Services Efficiently Businesses Higher Wallet Share More Higher across Broader Client Set Durable Earnings Margins and Returns 3 3Reaffirmed Strategic Direction Grow and Strengthen Diversify our Products Operate More Existing and Services Efficiently Businesses Higher Wallet Share More Higher across Broader Client Set Durable Earnings Margins and Returns 3 3

Delivering One Goldman Sachs to Our Clients Clients Turn to Goldman Sachs at Times of Disruption Asset Management Quality of People and Advice Thought Leadership Global Investment Markets Banking Digital Client Engagement Consumer & Wealth Management Best in Class Client Experience Reinforcing our purpose to advance sustainable economic growth and financial opportunity 4 4Delivering One Goldman Sachs to Our Clients Clients Turn to Goldman Sachs at Times of Disruption Asset Management Quality of People and Advice Thought Leadership Global Investment Markets Banking Digital Client Engagement Consumer & Wealth Management Best in Class Client Experience Reinforcing our purpose to advance sustainable economic growth and financial opportunity 4 4

Investment Banking

Investor Day Goals		2020 Progress		
Grow Share in Core Business	*Maintain and improve share:* IB Fees: #1 M&A: #1 Equity: #1 Debt: Top 4 Wallet Share	*Revenues* $3.1bn	Advisory	#1 Announced & Completed M&A[1]
		$3.4bn	Equity U/W	#1 Equity & Equity-Related[1]
		$2.7bn	Debt U/W	#4 Debt U/W Wallet Share[2]
Expand Client Footprint	Expand Share with Clients $500mm-2bn	$800+mm Revenue Generation from Footprint Expansion[3]	Added ~300 clients in 2020 Expanded coverage by ~2,700 corporates since 2017	
Transaction Banking	*Longer-term[4]:* $50bn Deposits $1bn Revenues	~$135mm in Revenues	2Q20 Platform Launch	~225 clients 3 partnerships $29bn deposits

5

Global Markets

Investor Day Goals

Deepen and Broaden Client Base	**Take Top 3 Position with Top 100 Clients**
Leverage Risk Expertise, Financing and Technology to Serve Clients	**Increase Client Financing** **Deploy Technology Platforms** **Superior Risk Intermediation**
Optimize Resource Consumption	*Medium-term:* **$700mm Expense Opportunity** **$2bn Capital Optimization**

2020 Progress

- Ranked **#2** in both FICC and Equities globally[1]
- Top 3 position with **64** of the top 100 clients[2]
- **120bps** of wallet share gain vs 2019[1]

Record Financing Revenues in FICC

Record Prime YE Balances in Equities

marquee

+36%

Total Monthly Active Users[3]

~$400mm

Expense efficiencies achieved

~$1.25bn

Capital reallocated to accretive opportunities



14.1%
6.8%
Medium-term target of 10%
2019 ROE
2020 ROE

6

Asset Management

Investor Day Goals		2020 Progress
Continued Growth with Asset Allocators	*Longer-term:* **$250bn Net Traditional Inflows** *(Fixed Income and Equity)*	✓ $2.1tn Firmwide AUS ✓ $286bn Firmwide AUS Growth ✓ Long-term fee based inflows of $42bn
Grow 3rd Party Alternatives	**$100bn Net Alternative Inflows** *($150bn Gross Fundraising)*	**~$40bn** Gross commitments across: Corporate Equity, Private Credit, Real Estate, Multi-Asset **Additional 2021 Priorities:** Growth Equity, Infrastructure, ESG
Optimize Capital	*Longer-term:* **$4bn Capital Reduction**	**$4bn** Sold or announced sales of on-balance sheet positions → Expect **$2bn** of related capital reduction

7

Consumer & Wealth Management

Investor Day Goals	
Grow Premier UHNW Business Globally	Increase client-facing professionals Earn additional wallet share from clients
Expand our HNW Platform	Leverage corporate relationships and expand HNW franchise reach
Build Leading Digital Consumer Bank	Scale existing products, launch new products, embed capabilities in partner ecosystems

2020 Progress

- Hired >100 client-facing professionals[1] in 2020; solid expansion despite slowed plans due to COVID
- Hosted 250+ events[2], driving engagement with >190K clients and other participants
- $17bn of AUS inflows with total client assets[3] exceeding $1tn

Goldman Sachs | Ayco Personal Financial Management

- >4K Client referrals[4] ($7bn+ AUS opportunity)
- +33 Corporates added
- Serve ~55% of Fortune 100

Marcus: by Goldman Sachs

Loan/Cards ($bn)


$5
$7
$8
$20+
2018
2019
2020
2024 Target

Deposits ($bn)


$36
$60
$97
$125+
2018
2019
2020
2024 Target

8

Consumer | Build Leading Digital Consumer Bank Integrated & Self-Reinforcing Strategy New Products & Partnerships 1 1 Invest Spend Go-to-market strategies Marcus Large Direct Partnerships State-of-the-art Product / Platform Spend Borrow Save / Invest Borrow Checking Credit Invest Loans Savings (2021) Cards (2021) 9 9Consumer | Build Leading Digital Consumer Bank Integrated & Self-Reinforcing Strategy New Products & Partnerships 1 1 Invest Spend Go-to-market strategies Marcus Large Direct Partnerships State-of-the-art Product / Platform Spend Borrow Save / Invest Borrow Checking Credit Invest Loans Savings (2021) Cards (2021) 9 9

Funding Optimization

1. **Further diversify funding mix via deposits**
2. **Enhance asset-liability management**
3. **Optimize liquidity pool**

$1.0+ billion
in revenue uplift over medium term


Deposits[1]
~50%
Wholesale Unsecured
~50%

$70bn
deposit growth across channels in 2020

Remain on target for **30bps** funding improvement


Liability Mix
Liability Pricing
Acceleration of liability mix-shift
Material shift in rate environment
Liability Mix
Liability Pricing
Investor Day Projection
Current Projection

% of Firm Assets in Bank Entities[2]

~15% as of 4Q17	→	~25% as of 4Q20

10

Focused On Expense Efficiencies

On track to generate $1.3bn in run-rate expense savings over the medium term

Streamlined Organization	Investment in Automation and Infrastructure	Real Estate Strategy	Centralized Expense Management
■ Disciplined approach to organizational design ■ Enhanced focus on spans and layers	■ Extracting benefit from front-to-back reengineering programs ■ Increased straight-through-processing ■ Reduced cost per trade	■ Footprint consolidation in London and Bengaluru ■ Expanded presence in strategic locations	■ Uplifting integrated planning capabilities ■ Extracting benefit from procure-to-pay solution

Achieved approximately half of our medium-term plan in 2020

11

Dynamic Capital Management CET1 Ratio Target Capital Management Philosophy Key Forward Drivers 1 13.0-13.5% § Stress Capital Buffer Achievement of capital efficiencies from Prudent capital management in Stress planned sales of on-balance sheet context of evolving regulatory Capital Buffer investments; ongoing engagement with FRB landscape on stress loss modeling 5.0-5.5% Prioritize deploying capital to support § G-SIB G-SIB client activity and grow our Expected surcharge of 3.0% effective Jan 1 businesses 3.0% 2023 as we continue to deploy balance sheet to support client financing activity Return excess capital in the Minimum § Management Buffer form of dividends and buybacks 4.5% Estimated buffer of 50-100bps to anticipate client opportunities and potential volatility 12 12Dynamic Capital Management CET1 Ratio Target Capital Management Philosophy Key Forward Drivers 1 13.0-13.5% § Stress Capital Buffer Achievement of capital efficiencies from Prudent capital management in Stress planned sales of on-balance sheet context of evolving regulatory Capital Buffer investments; ongoing engagement with FRB landscape on stress loss modeling 5.0-5.5% Prioritize deploying capital to support § G-SIB G-SIB client activity and grow our Expected surcharge of 3.0% effective Jan 1 businesses 3.0% 2023 as we continue to deploy balance sheet to support client financing activity Return excess capital in the Minimum § Management Buffer form of dividends and buybacks 4.5% Estimated buffer of 50-100bps to anticipate client opportunities and potential volatility 12 12

Clear Strategic Direction Diversify our Products Operate More Grow and Strengthen Existing Businesses and Services Efficiently Expand our global footprint: Increase organizational and Investment Banking, Global Markets, Build Transaction Banking process efficiency Ultra High Net Worth Remix to lower cost Increase financing activities Grow third party Alternatives deposit funding Scale digital Consumer Banking, Grow asset management Optimize capital footprint High Net Worth and Mass Affluent Higher Wallet Share More Durable Higher Margins across Broader Client Set Earnings and Returns 13 13Clear Strategic Direction Diversify our Products Operate More Grow and Strengthen Existing Businesses and Services Efficiently Expand our global footprint: Increase organizational and Investment Banking, Global Markets, Build Transaction Banking process efficiency Ultra High Net Worth Remix to lower cost Increase financing activities Grow third party Alternatives deposit funding Scale digital Consumer Banking, Grow asset management Optimize capital footprint High Net Worth and Mass Affluent Higher Wallet Share More Durable Higher Margins across Broader Client Set Earnings and Returns 13 13

Strategic Update January 19, 2021 14 14Strategic Update January 19, 2021 14 14

End Notes

These notes refer to the financial metrics and/or defined term presented on:

Slide 1:

1. Return on average common shareholders' equity (ROE) is calculated by dividing net earnings applicable to common shareholders by average monthly common shareholders' equity. Return on average tangible common shareholders' equity (ROTE) is calculated by dividing net earnings applicable to common shareholders by average monthly tangible common shareholders' equity. Tangible common shareholders' equity is calculated as total shareholders' equity less preferred stock, goodwill and identifiable intangible assets. Management believes that ROTE is meaningful because it measures the performance of businesses consistently, whether they were acquired or developed internally and that tangible common shareholders' equity is meaningful because it is a measure that the firm and investors use to assess capital adequacy. ROTE and tangible common shareholders' equity are non-GAAP measures and may not be comparable to similar non-GAAP measures used by other companies.

   The table below presents a reconciliation of average common shareholders' equity to average tangible common shareholders' equity:

Unaudited, $ in millions	AVERAGE FOR THE YEAR ENDED DECEMBER 31, 2020	
Total shareholders' equity	$	91,779
Preferred stock		(11,203)
Common shareholders' equity		80,576
Goodwill and identifiable intangible assets		(4,855)
Tangible common shareholders' equity	$	75,721

2. Source: Dealogic – January 1, 2020 through December 31, 2020

Slide 2:

1. Medium-term refers to 3 year time horizon from December 31, 2019
2. ROTE is a non-GAAP measure and may not be comparable to similar non-GAAP measures used by other companies. See end note 1 for slide 1 for further information about ROTE, including the reconciliation of average common shareholders' equity to average tangible common shareholders' equity.

15

End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 5: 1. Source: Dealogic – January 1, 2020 through December 31, 2020 2. Debt U/W wallet share as measured by reported revenues, per peer filings as of September 30, 2020. Peers include JPM, BAC, C, MS, CS, DBS and BARC 3. Americas and EMEA advisory, underwriting and derivatives net revenues from footprint expansion clients accrued in 2020 4. Longer-term refers to 5 year time horizon from December 31, 2019 Slide 6: 1. Source: McKinsey institutional client analytics for 3Q20 YTD. Analysis excludes captive wallets 2. Sources: Client Ranking / Scorecard / Feedback and / or McKinsey revenue ranking (data as of 1H20 or 3Q20 as applicable) 3. Unique users within the prior 30 days, as of December 15, 2020 vs. December 15, 2019. The use of these dates represents recent usage before the seasonal slowdown at year end Slide 8: 1. Includes Advisors, Content Specialists and Client Service Specialists 2. Includes global cross-divisional events and webinars to which PWM clients had access 3. Total client assets includes AUS, brokerage assets, and consumer deposits 4. Represents bi-lateral referrals between Private Wealth Management and Personal Financial Management (PFM) and eligible Corporate employees referred to PFM Slide 9: Note: Marcus by Goldman Sachs® is a brand of Goldman Sachs Bank USA and Goldman Sachs & Co. LLC. All loans and deposit products are provided by Goldman Sachs Bank USA. Member FDIC. Brokerage and investment advisory services offered by Marcus by Goldman Sachs are provided by Goldman Sachs & Co. LLC. Member SIPC. 1. Certain functionality displayed is not currently available but may not be available in the future. Visuals are for illustrative purposes only Slide 10: 1. As of December 31, 2020 2. Excludes assets related to other GS affiliates Slide 12: 1. Targets may change as regulatory landscape and firm business mix evolve 16 16End Notes These notes refer to the financial metrics and/or defined term presented on: Slide 5: 1. Source: Dealogic – January 1, 2020 through December 31, 2020 2. Debt U/W wallet share as measured by reported revenues, per peer filings as of September 30, 2020. Peers include JPM, BAC, C, MS, CS, DBS and BARC 3. Americas and EMEA advisory, underwriting and derivatives net revenues from footprint expansion clients accrued in 2020 4. Longer-term refers to 5 year time horizon from December 31, 2019 Slide 6: 1. Source: McKinsey institutional client analytics for 3Q20 YTD. Analysis excludes captive wallets 2. Sources: Client Ranking / Scorecard / Feedback and / or McKinsey revenue ranking (data as of 1H20 or 3Q20 as applicable) 3. Unique users within the prior 30 days, as of December 15, 2020 vs. December 15, 2019. The use of these dates represents recent usage before the seasonal slowdown at year end Slide 8: 1. Includes Advisors, Content Specialists and Client Service Specialists 2. Includes global cross-divisional events and webinars to which PWM clients had access 3. Total client assets includes AUS, brokerage assets, and consumer deposits 4. Represents bi-lateral referrals between Private Wealth Management and Personal Financial Management (PFM) and eligible Corporate employees referred to PFM Slide 9: Note: Marcus by Goldman Sachs® is a brand of Goldman Sachs Bank USA and Goldman Sachs & Co. LLC. All loans and deposit products are provided by Goldman Sachs Bank USA. Member FDIC. Brokerage and investment advisory services offered by Marcus by Goldman Sachs are provided by Goldman Sachs & Co. LLC. Member SIPC. 1. Certain functionality displayed is not currently available but may not be available in the future. Visuals are for illustrative purposes only Slide 10: 1. As of December 31, 2020 2. Excludes assets related to other GS affiliates Slide 12: 1. Targets may change as regulatory landscape and firm business mix evolve 16 16

Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved (including resumption of share repurchases), and statements about future operating expense (including future litigation expense), efficiency ratio reductions and expense savings initiatives, the impact of the COVID-19 pandemic on its business, results, financial position and liquidity, amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and other funding, asset liability management and funding strategies and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities or its expectations around the sale of assets. Statements about the projected growth of the firm’s deposits and other funding, asset liability management and funding strategies and associated interest expense savings are subject to the risk that actual growth and savings may differ, possibly materially from that currently anticipated due to, among other things, changes in interest rates and competition from similar products. Statements about the timing, profitability, benefits and other prospective aspects of business and expense savings initiatives, the achievability of medium and long-term targets, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and achieve these targets and goals and may change, possibly materially, from what is currently expected. Statements about the effects of the COVID-19 pandemic on the firm’s business, results, financial position and liquidity are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For information about some of the risks and important factors that could affect the firm’s future results, financial condition and liquidity and the forward-looking statements above, see “Risk Factors” in Part II, Item 1A of the firm’s Quarterly Report on Form 10-Q for the period ended September 30, 2020 and in Part I, Item 1A of the firm’s Annual Report on Form 10-K for the year ended December 31, 2019. You should also read the cautionary notes on forward-looking statements in the firm’s Quarterly Report on Form 10-Q for the period ended September 30, 2020 and Earnings Results Presentation for the Full Year and Fourth Quarter 2020. The statements in the presentation are current only as of January 19, 2021 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 17 17Cautionary Note on Forward-Looking Statements Statements about the firm’s target metrics, including its target ROE, ROTE, efficiency ratio and CET1 capital ratios, and how they can be achieved (including resumption of share repurchases), and statements about future operating expense (including future litigation expense), efficiency ratio reductions and expense savings initiatives, the impact of the COVID-19 pandemic on its business, results, financial position and liquidity, amount and composition of future Assets under Supervision, planned debt issuances, growth of deposits and other funding, asset liability management and funding strategies and associated interest expense savings, future geographic location of its employees, and the timing and profitability of its business initiatives, including its launch of new businesses or new activities, its ability to increase its market share in incumbent businesses and its ability to achieve more durable revenues and higher returns from these initiatives, are forward- looking statements, and it is possible that the firm’s actual results may differ, possibly materially, from the targeted results indicated in these statements. Forward looking statements, including those about the firm’s target ROE, ROTE, efficiency ratio, and expense savings, and how they can be achieved, are based on the firm’s current expectations regarding its business prospects and are subject to the risk that the firm may be unable to achieve its targets due to, among other things, changes in the firm’s business mix, lower profitability of new business initiatives, increases in technology and other costs to launch and bring new business initiatives to scale, and increases in liquidity requirements. Statements about the firm’s target ROE, ROTE and CET1 capital ratios, and how they can be achieved, are based on the firm’s current expectations regarding the capital requirements applicable to the firm and are subject to the risk that the firm’s actual capital requirements may be higher than currently anticipated because of, among other factors, changes in the regulatory capital requirements applicable to the firm resulting from changes in regulations or the interpretation or application of existing regulations or changes in the nature and composition of the firm’s activities or its expectations around the sale of assets. Statements about the projected growth of the firm’s deposits and other funding, asset liability management and funding strategies and associated interest expense savings are subject to the risk that actual growth and savings may differ, possibly materially from that currently anticipated due to, among other things, changes in interest rates and competition from similar products. Statements about the timing, profitability, benefits and other prospective aspects of business and expense savings initiatives, the achievability of medium and long-term targets, the level and composition of more durable revenues and increases in market share are based on the firm’s current expectations regarding its ability to implement these initiatives and achieve these targets and goals and may change, possibly materially, from what is currently expected. Statements about the effects of the COVID-19 pandemic on the firm’s business, results, financial position and liquidity are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Due to the inherent uncertainty in these forward-looking statements, investors should not place undue reliance on the firm’s ability to achieve these results. For information about some of the risks and important factors that could affect the firm’s future results, financial condition and liquidity and the forward-looking statements above, see “Risk Factors” in Part II, Item 1A of the firm’s Quarterly Report on Form 10-Q for the period ended September 30, 2020 and in Part I, Item 1A of the firm’s Annual Report on Form 10-K for the year ended December 31, 2019. You should also read the cautionary notes on forward-looking statements in the firm’s Quarterly Report on Form 10-Q for the period ended September 30, 2020 and Earnings Results Presentation for the Full Year and Fourth Quarter 2020. The statements in the presentation are current only as of January 19, 2021 and the firm does not undertake to update forward-looking statements to reflect the impact of subsequent events or circumstances. 17 17